Exhibit 10.16

____________, 2015

International Assets Advisory, LLC

390 North Orange Avenue, #750

Orlando, Florida 32801

Attention: Mr. Edward R. Cofrancesco, President

Re:	Public Offering of LM Funding America, Inc.

Ladies and Gentlemen:

The undersigned, a holder of shares of common stock, par value $0.001 per share (“Common Shares”), or rights to acquire Common Shares, of LM Funding America, Inc., a Delaware corporation (the “Company”), understands that International Assets Advisory, LLC, a Florida limited liability company (“IAA”), as Representative of certain firms (the “Sales Agents”), proposes to enter into an Sales Agency Agreement (the “Sales Agency Agreement”) with the Company providing for the public offering (the “Public Offering”) by the several Sales Agents of units, with each unit consisting of one common share, $0.001 par value, and one warrant, of the Company (the “Securities”).

In connection with the Public Offering, IAA is requiring each of the Company’s officers, directors and shareholders owning five percent (5%) or more of the outstanding Common Shares after the offering contemplated hereby to enter into lock-up agreements designed to prohibit the sale of the Common Shares held (nominally or beneficially) by those individuals and entities (in any manner, including pursuant to Rule 144 under the Act) for a period of 180 days following the closing of the Public Offering. These so called lock-ups are intended to induce Sales Agents that may participate in the Public Offering to continue their efforts in connection with the Public Offering and to allow the Securities to be traded for a period of time before influential owners may sell their Common Shares.

For other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees for the benefit of the Company and the Sales Agents that, the undersigned will not, during the period commencing on the date hereof and ending 180 days after the closing of the Public Offering (the “Lock-Up Period”), directly or indirectly (1) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, any Common Shares or any securities directly or indirectly convertible into or exercisable or exchangeable for Common Shares owned either of record or beneficially (as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by the undersigned on the date hereof or hereafter acquired or (2) enter into any swap or other agreement or arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing. The foregoing sentence shall not apply to:

(i) the sale of Common Shares pursuant to the Sales Agency Agreement;

(ii) transactions relating to Common Shares acquired in open market transactions after the completion of the Public Offering, or the exercise of any stock option to purchase Common Shares pursuant to any benefit plan of the Company;

(iii) transfers of Common Shares or any security directly or indirectly convertible into or exercisable or exchangeable for Common Shares as a bona fide gift or in connection with estate planning, including but not limited to, dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned and dispositions from any grantor retained annuity trust established for the direct benefit of the undersigned and/or a member of the immediate family of the undersigned, or by will or intestacy;

(iv) distributions of Common Shares or any security directly or indirectly convertible into or exercisable or exchangeable for Common Shares to limited partners, members, stockholders or affiliates of the undersigned, or to any partnership, corporation or limited liability company controlled by the undersigned or by a member of the immediate family of the undersigned; or

(v) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Shares, provided that such plan does not provide for the transfer of Common Shares during the Lock-Up Period.

provided, however, that (a) in the case of any transfer or distribution pursuant to clause (iii) or (iv), each donee or distributee shall sign and deliver a lock-up letter agreement substantially in the form of this letter agreement (the “Lock-Up Agreement”) and (b) in the case of any transaction pursuant to clauses (iii), (iv) or (v), such transaction is not required to be reported during the Lock-Up Period by anyone in any public report or filing with the Securities and Exchange Commission or otherwise (other than a required filing on Form 5, Schedule 13D or Schedule 13G (or 13D-A or 13G-A) and no such filing shall be made voluntarily during the Lock-Up Period. In addition, the undersigned agrees that, without the prior written consent of IAA on behalf of the Sales Agents, the undersigned will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Common Shares or any security directly or indirectly convertible into or exercisable or exchangeable for Common Shares.

Notwithstanding the foregoing, if (x) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs, or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed in this Lock-Up Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless IAA waives, in writing, such extension.

The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the scheduled expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the preceding paragraph) has expired.

In furtherance of the foregoing, (1) the undersigned also agrees and consents to the entry of stop transfer instructions with any duly appointed transfer agent for the registration or transfer of the securities described herein against the transfer of any such securities except in compliance with the foregoing restrictions, and (2) the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. The undersigned hereby waives any applicable notice requirement concerning the Company’s intention to file a prospectus in connection with the Public Offering and sell Securities thereunder.

The undersigned understands that the Company and the Sales Agents are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to a Sales Agency Agreement, the terms of which are subject to negotiation between the Company and the Sales Agents and there is no assurance that the Company and the Sales Agents will enter into a Sales Agency Agreement with respect to the Public Offering or that the Public Offering will be consummated.

This Lock-Up Agreement shall automatically terminate upon the earliest to occur, if any, of (1) either IAA on behalf of the Sales Agents, on the one hand, or the Company, on the other hand, advising the other in writing, prior to the execution of the Sales Agency Agreement, that they have determined not to proceed with the Public Offering, (2) termination of the Sales Agency Agreement before the sale of any Securities to the Sales Agents, (3) the withdrawal of the registration statement filed with the Securities and Exchange Commission with respect to the Public Offering, or (4) ____________, 2015, in the event that the Sales Agency Agreement has not been executed by that date.

[Signature page follows]

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the conflict of laws principles thereof.

Very truly yours,

[Name]